Exhibit 99.1
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                 COAST FINANCIAL HOLDINGS, INC.

PRESS RELEASE


Date:       December 4, 2003

Contact:    Gerald L. Anthony, President & CEO
            Brian P. Peters, Executive Vice President & Chief
            Financial Officer


FOR IMMEDIATE RELEASE

COAST FINANCIAL HOLDINGS, INC. ANNOUNCES PROMOTIONS

Bradenton, Florida, December 4, 2003 - The Board of Directors of
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Coast Financial Holdings, Inc. (CFHI) announced today that Brian
P. Peters has been promoted to President and Chief Operating Officer of its banking subsidiary, Coast Bank of Florida. In addition, the Board announced that Brian F. Grimes has been promoted to Chief Financial Officer of Coast Bank of Florida.



Mr. Gerald Anthony will remain President and Chief Executive
Officer of CFHI and Mr. Peters will continue to serve as Chief
Financial Officer and Corporate Secretary of CFHI.


Shareholder relations contact information:

Gerald L. Anthony             or   Brian P. Peters
President  and CEO                 Executive Vice President and CFO
941-345-1416                       941-345-1419
ganthony@coastbankflorida.com      bpeters@coastbankflorida.com
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The  common stock of Coast Financial Holdings, Inc. is traded  on the NASDAQ SmallCap under the trading symbol "CFHI". Through its banking subsidiary, Coast Bank of Florida, a Florida state-chartered bank, the Company operates four full service banking locations in Manatee County, Florida. Coast Bank of Florida is a general commercial bank that provides full service banking operations to its customers from its headquarters location and from branch offices in northwest Bradenton and on Longboat Key. Through its wholly owned subsidiary, Coast Financial Partners,
Inc.,   Coast  also  provides  asset  and  investment  management
services  and  insurance  products to its  customers.   Coast  is
subject to examination and regulation by the Florida Department of Financial Services and the FDIC, and its deposits are insured by the FDIC to the full extent permitted by law.

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  This    press    release   contains   certain   forward-looking
  statements, including but not limited to statements relating to expected growth, earnings, revenues, results of operations, plans, objectives, future performance and future business
  operations.     Such    forward-looking   statements    reflect
  management's current expectations, beliefs, estimates, and projections regarding the Company, its industry, and future
  events,  and  are  based  upon  certain  assumptions  made   by
  management.    These   forward-looking   statements   are   not
  guarantees of future performance and necessarily are subject to risks, uncertainties, and other factors (many of which are outside the control of the Company) that could cause actual results to differ materially from those anticipated. Although
  we   believe   our   expectations  are  based   on   reasonable
  assumptions and estimates, forward-looking statements involve known and unknown risks, uncertainties, contingencies, and other factors that could cause our or our industry's actual results, level of activity, performance or achievement to differ materially from those discussed in or implied by any
  forward-looking  statements  made  by  or  on  behalf  of   the
  Company.   These  risks,  uncertainties,  and   other   factors
  include,   among  others:   changes  in  general  economic   or
  business conditions, either nationally or in the State of Florida, changes in the interest rate environment, risks associated with any increased competition, changes in the regulatory environment, the effectiveness and success of our operating initiatives and our ability to implement and mange our business plan and growth strategy, and changes in monetary or fiscal policies. Any forward-looking statement speaks only to the date on which the statement is made and the Company
  disclaims   any   obligation  to  update  any   forward-looking
  statement, whether as a result of new information, future events, or otherwise.



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